                                                                    Exhibit 10.2


                         INFOSYS TECHNOLOGIES LIMITED
                         ----------------------------

                          EMPLOYEES STOCK OFFER PLAN
                          --------------------------

                                    SCHEME
                                    ------

(Adopted by Resolution of the Board of Directors of the Company on the 15th day of September 1994)

1.   Short title , extent and commencement:
     -------------------------------------

i)    This Scheme may be called the "EMPLOYEES STOCK OFFER PLAN".

ii) It applies only to the bonafide employees of the Company, who are in whole time employment with the company.

iii) It shall be deemed to have come into force on the 15th day of September 1994 or on such other date as may be decided by the Board of Directors of the Company.

2.    Object:
      ------

      The Scheme has been adopted by resolution of the Board of Directors of the Company, pursuant to the enabling authority of the members of the Company in General Meeting, with the object of allowing, at the discretion of the Company or of the Employees Welfare Trust , such of the company's employees as are eligible and qualify under the scheme, to acquire warrants directly from the company or at the company's discretion, from the Trustees of the Employees Welfare Trust and to be allotted Equity Shares of the company on conversion of such warrants at their option.

3.    Definitions:
      -----------

i)    In this Scheme, unless the context otherwise requires,

      (a)  "Advisory Board" means the Board set up under Clause 5.

      (b) "Board of Directors" means the Board of Directors for the time being of the Company.

     (c)  "Company" means INFOSYS TECHNOLOGIES LIMITED.

                                                                     contd.....2

                                      :2:

     (d) "Employee" means an employee of the Company including a wholetime Director, whose name appears as on the qualifying date in the register of employees maintained by the Company. However, Promoter Employees and Promoter Directors, as per the list given below are not eligible under this scheme. Promoter Employees and Promoter Directors mean the following, namely :

          1.  Mr. N. R. Narayana Murthy
          2.  Mr. N. S. Raghavan
          3.  Mr. Nandan M. Nilekani
          4.  Mr. K. Dinesh
          5.  Mr. S. D. Shibulal
          6.  Mr. S. Gopalakrishnan

     (e) "Eligible Employee" means an employee who qualifies for issue of warrants/shares under this scheme and who fulfills the minimum conditions of service and other conditions as decided in the appraisal process.

     (f) "Exercise Date" means, in relation to the Exercise Period, any day within 2 months in every financial year of the company, which 2 months shall be intimated individually to each of the warrant holders by giving notice in writing of not less than 30 days for the purpose of enabling them to exercise their right to apply for conversion. The said notice shall be sent by registered post to their address as maintained by the company.

                Provided that in the event of a bonus/rights or any other issue of securities made by the company to existing shareholders, the Board shall offer an opportunity, independent of the above, of exercising the conversion option, to the warrant holders, before the record date of the issue of the said securities so that the Warrant holders are given an opportunity to exercise their option to convert their Warrants into shares to be eligible for the further issue as shareholders of the company.

               Further provided that the warrants holders shall be given an opportunity of exercising their option during the 60 days before the end of the exercise period, in addition to that provided supra.

                                                                      contd....3

                                      :3:

     (g) "Exercise Period" means, in relation to the Employees Trust, 60 months from the date of issue of the warrants by the company.

          "Exercise Period" means, in relation to the eligible employee, the period after 12 months of the date of issue of Warrants to the eligible employee but within 60 months from the date of issue of the warrants by the company. On the expiry of the Exercise period, any Warrants which have not been exercised will lapse and cease to be valid for any purpose. The exercise period is subject to the relaxation in (f) above.

     (h) "Exercise Price" means, subject to adjustment as set out below, the sum of Rs.l00/- (Rupees one hundred only) or such amount as may be decided by the Board based upon the professional advice of the valuers, as the Board may decide from time to time but not being less than Rs.l00/- per Warrant. The said exercise price shall be reduced by the sum of Rs. 1 per warrant or such other sum as is paid on the issue of warrant. In case the warrant is not exercised before the end of the exercise period, the amount paid of Ks. 1 per warrant or such sum as is paid on the issue of warrants shall stand forfeited by the company.

          The said Exercise Price shall be subject to adjustment., at the discretion of the Board, in the event of the company distributing bonus shares, so that the holder of any Warrant, who has not opted for conversion before the record date for the issue of the said bonus shares, shall be entitled to receive the number of shares of the Company which he would have held or have been entitled to receive on such Warrant being exercised immediately prior to such record date.

     (i) "Qualifying Date" means the 31st day of March of every year or the last day of the financial year of the Company, or such date as the Board may decide. However, the eligible employee as on 31st March 1994, shall be eligible for issue of Warrants under the scheme.

                                                                      contd....4

                                      :4:

          However, the Board can relax the qualifying date condition on a case to case basis and recommend to the Advisory Board for issue of such warrants as it may consider fit to any employee, subject to any other conditions as specified in the scheme.


     (j) "Shares" mean, the equity shares of the Company with a nominal par value of Rs.l0/- (Rupees ten only) which have no preference in respect of dividends or in respect of amounts payable in the event of any voluntary liquidation or winding up of the Company.

     (k)  "Trust" means the Employees Welfare Trust constituted by the company.

     (1) "Warrant" means, the Warrant constituting the right to subscribe for one equity share each to be issued pursuant to the resolutions of the members of the Company and the Board of Directors and for the time being remaining unexercised.

     (m) "Warrant Certificate" means the certificates to be issued in respect of the Warrant substantially in the form shown in the First Schedule hereto, as may from time to time be modified.

     (n) "Warrantholder" and "Holder" means, in relation to any Warrant, the Employees welfare Trust or the eligible employee, as the case may be, who has been issued the Warrant.

     (o) Any reference to a male employee shall also be construed as a reference to a female employee as the case may be.

     (p) Any reference to the words "issue of warrants" shall in relation to an employee shall also mean and include a transfer of a warrant by the Trust to an employee.

4.   THE ALLOTMENT OF WARRANTS BY THE BOARD:
     ---------------------------------------

     (i). The Board of Directors may allot warrants under this scheme, pursuant to the authority given by the members in the General Meeting, either directly to the employees or to the Trust constituted by the company, one of whose objectives is to hold in trust the warrants allotted by the company, for and on behalf of the employees to be subsequently transferred to the eligible employee, as per this scheme.

                                      :5:

     (ii) The Trust shall deal with the warrants, and the shares is any, only for the limited purpose of putting into effect this scheme and all incidental objectives arising out of this scheme. The Trust cannot' by itself hold the warrants, and shares is any, on its own account but shall always hold it for and on behalf of the employees.

5.   ESTABLISHMENT OF THE ADVISORY BOARD:
     ------------------------------------

     (i) The Board of Directors shall, as soon as may be possible, after the date of coming into force of this Scheme, constitute a Board by the name of the "Advisory Board".

     (ii) The Advisory Board shall consist of such number of members not exceeding seven as the Board of Directors may deem fit.

     (iii) At least two of the members of the Advisory Board shall consist of the Chairman of the company and a whole time Director.

6.   APPRAISAL OF ELIGIBLE EMPLOYEES:
     --------------------------------

     (i) As soon as may be possible after the qualifying date, the Advisory Board shall, based on the various criteria for selection of the eligible employees during the year (which criteria shall be decided from time to time by the company for assessing the contribution of the employees) decide on the eligible employees who qualify under the scheme and the number of warrants of the company that may be issued to them.

7.   INVITATION TO APPLY FOR WARRANTS:
     ---------------------------------

     (i) The Advisory Board may, on such dates as it shall determine, invite such eligible employees as it may in its absolute discretion select, to apply for Warrants of the Company on the terms and conditions and for the consideration as set out in the Scheme.

                                                                 contd.....6..

                                      :6:

      (ii) The invitation sent by the Advisory Board to the eligible employees shall be in writing and shall

             (a)  state the date on which it has been issued.

             (b)  specify the number of Warrants that are being offered.

             (c) invite the eligible employee to apply for the said number of Warrants in consideration of the payment by him to the Company/Trust of a sum of Rupee one per Warrant or such sum as the Board/Trust may from time to time decide.

             (d) Specify the date not being earlier than 15 days from the date of issue of the invitation, by which the eligible employees must accept the invitation.

     (iii) The eligible employee may, not later than the date specified in the invitation as being the last date for receipt of the application, by delivery of a duly compelled application form accompanied by the value of Warrants, apply for the issue of a number of Warrants not exceeding the number specified in the invitation.

8.   ISSUE OF WARRANTS:
     ------------------

    (i) The Advisory Board shall, if in its absolute discretion it thinks fit, approve of the application made by the eligible employee and shall forward the application to the Board of Directors or Trust as the case may be, with the recommendation that the number of Warrants applied for, be issued/transferred, by the company/Trust.

                                                                   contd.....7..

                                      :7:

     (ii) On receipt of the recommendation from the Advisory Board, the Board of Directors or Trust shall, as soon as may be practicable, issue/transfer to the eligible employee the number of Warrants applied for, on such terms and conditions as may be agreed to between the trustees and the employee.

     (iii) The Board of Directors shall, as soon as may be practicable after issuing the Warrant to the eligible employee, issue to the eligible employee a certificate specifying the number of Warrants issued. The terms and conditions on which the said Warrants have been issued shall be set out in the said certificate.

9.   TERMS AND CONDITIONS OF THE WARRANTS:
     -------------------------------------

     (i) Warrants shall be issued in lots of 100 in consideration of the payment to the company/ Trust a Sum of Re.l/- per Warrant or such other sum as the Board/Trust may from time to time decide.

     (ii) The Warrants shall not be transferable(except by the Trust to the employees) and if not exercised during the Exercise Period, shall lapse. The Trustees may, if they think fit exercise the warrants, registered in their names, during the Exercise period. Further in the event of the holder ceasing to be an employee of the Company by reason of resignation, dismissal or severance of employment due to non-performance or otherwise, the Warrants held by him shall be transferred back to the Trust at the consideration stated supra.

                                                                    contd....8..

                                      :8:

             In the event of the employee dying in harness or attaining the age of superannuation while in service, the rights and obligations under the Warrants shall accrue to his legal heirs or continue in his hands, as the case may be. However the Directors may in their absolute discretion, allow the legal heirs or superannuated employee, as the case may be, the facility of obtaining conversion of the warrants into shares during such time as they think fit and may also extend the facility of removing the non transferability clause on the shares so converted.

     (iii) Subject to Rule (9) above, each Warrant shall entitle the holder thereof

             (a) on his payment to the company of the Exercise Price as applicable to such Warrant; and

             (b) by giving notice in writing to the Board of Directors at any time during the Exercise Period.

             to, as and by way of exercise of each such Warrant, call upon the Board of Directors to issue and allot to him one equity share of the Company of the par value of Rs.10/- credited as fully paid up.

     (iv) Subject to the above, the holder of the Warrants may, in his discretion, exercise all or any of the Warrants issued to him during the Exercise Period applicable to such Warrants provided that the exercise shall be made in lots of 100 Warrants.

10.  TERMS AND CONDITIONS OF THE SHARES:
     -----------------------------------

     (i) All shares allotted on exercise of Warrants will rank pari-passu with all other equity shares of the Company for the time being in issue (save as regards any right attached to such shares by reference to a record date prior to the date of allotment).

                                                                    contd...9...

                                      :9:

     (ii) Shares allotted on exercise of Warrants shall not be capable' of being transferred or otherwise alienated for a period of five years from the date of issue of the Warrant or transfer of the warrants/Shares to the employee by the Trust. However the Trustees shall have the right to transfer the shares registered in their names to the eligible employees.

               Provided that, in the case of death of the employee in harness or the employee retiring on superannuation from the company, the Board of Directors may, at their discretion allow the shares to be transferred/transmitted on such terms and conditions as they may deem fit.

     (iii) In the event of the Trust transferring the warrants to the employee, the shares allotted on exercise of warrants shall not be capable of being transferred/alienated for a period of S years from the date of transfer of such warrants to the employee except to the Trust.

                    In the event of the Trust transferring shares to the
               employees, the shares so transferred shall not be capable of being further transferred/alienated, by the employee except to the Trust on the happening of certain events, for a period of 5 years from the date of such transfer to the employee.

     (iv) In the event of the employee leaving the services of the Company due to resignation, dismissal or severance of employment due to non-performance or otherwise, before the expiry of the period of five years from the date of issue of the warrants/transfer of shares to him by the Trust, he shall transfer or cause to be transferred the warrants/shares so allotted/transferred to him, to the Trust at the issue price/exercise price.

     (v) An eligible employee shall enter into an agreement with the company substantially in the form shown in the Second Schedule hereto, as may from time to time be modified in respect of the matters set out in Rule 9(ii), 9(iii) and 9(iv) supra.

                                                                   contd....10..

                                     :10:

     (v) On the, expiry of the period of five years from the date of issue of the Warrant or on such date/s as the Board of Directors may in their absolute discretion decide, the company shall make an application to the Bangalore Stock exchange and to the other stock exchanges on which the shares of the company are listed for permission to admit the shares allotted on exercise of the Warrants under the scheme for trading.

11.  INDIVIDUAL LIMIT:
     -----------------

     (i) Warrants shall not be issued exceeding 6000 to an eligible employee during a financial year.

12.  ADMINISTRATION AND AMENDMENT:
     -----------------------------

     (i) The Advisory Board shall have the power from time to time to make and vary such regulations (not being inconsistent with this scheme) as it thinks fit for the implementation and administration of this scheme.

     (ii) The Board of Directors may, at any time, at its absolute discretion alter or vary the Scheme in any respect. The Scheme may be repealed at any time by the Board of Directors provided that the rights of the Warrantholders in respect of the Warrants which are yet to be exercised shall not be prejudiced.

13  GENERAL:
    --------

     (i) The company will at all times keep available such number of authorized and un-issued shares as would be required to be issued upon exercise of all the Warrants from time to time remaining outstanding and shall ensure that all shares delivered upon exercise of the Warrants will be duly and validly issued as fully paid.

                                                                    contd...11..

                                     :11:

     (ii) This scheme shall not form part of any contract of employment between the company and the employee. The rights and obligations of any individual under the terms of his office or employment with the company shall not be affected by his participation in this scheme or any right which he may have to participate in it and nothing in this scheme shall be construed as affording such an individual any additional rights as to compensation or damages in consequence of the termination of such office or employment for any reason.

     (iii) This scheme shall not confirm on any person any legal or equitable rights (other than that to which he would be entitled as an ordinary member of the company) against the company either directly or indirectly or give rise to any cause of action in law or in equity against the company.

                                First Schedule

                              Warrant Certificate

                                    INFOSYS

                         INFOSYS TECHNOLOGIES LIMITED
                (Incorporated under the Companies Act, 1956)

  Regd. Office: No.403, Manipal Centre, Dickenson Road, Bangalore - 560 042.

                              WARRANT CERTIFICATE

THIS IS TO CERTIFY that the person(s) named in this Certificate is/are the Registered Holder(s) of the within- mentioned warrant(s) bearing the distinctive number(s) herein specified and is/are accordingly entitled, in respect of each warrant to be allotted, one equity share of Infosys Technologies Limited (the company) on payment by him/her/them to the company of Rs. 100 (Rupees one hundred only) being the exercise price.

--------------------------------------------------------------------------------

                           WARRANTS EACH OF RUPEE 1

                        AMOUNT PAID PER WARRANT RUPEE 1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Reg. Folio No.                               Certificate No.


Name(s) of Holder(s)





No. of Warrant(s) held


Distinctive No.(s)

--------------------------------------------------------------------------------
IN WITNESS WHEREOF the company has caused this warrant certificate to be duly executed in its name and on its behalf by its duly authorised officer.

Given under the Common Seal of the Company this







                                                            Authorised Signatory

Note: The warrant is being issued subject to the conditions mentioned overleaf.

             MEMORANDUM OF TRANSFER OF WARRANTS MENTIONED OVERLEAF.


   Date      Transfer No.  Registered Folio      Name(s) of Transferee(s)      Initials       Authorized
                                  No.                                                          Signatory
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

TERMS AND CONDITIONS FOR ISSUE OF WARRANTS

The warrants are not transferable, except in favor of the employee covered by the Employee Stock Offer Plan (ESOP) and in the circumstances mentioned below.

The warrant shall lapse in the event of the holder not exercising he option before the expiry of the exercise period, and the sum of Re. 1 paid per warrant shall stand forfeited. The exercise period expires on Sept. 30, 1999. On exercising the option the option the sum paid of Re. 1 per warrant shall be adjusted against the exercise price.

In the event of the holder ceasing to be an employee of the company by reason of resignation, dismissal or severance of employment due to non-performance or otherwise, he shall be liable to have the warrant transferred back to the trust. However, in the event of the employee dying in harness, his legal heirs shall be entitled to have the warrants transmitted subject to the same terms and conditions of issue. In the event of an employee attaining the age of superannuation, while holding the warrants, he shall be entitled to all the rights on the warrants as if he were an employee subject to the terms and conditions of the issue of the warrants.

The shares issued on exercise of the warrants are not transferable for a period of five years from the date of issue/transfer of the warrant to the employee, except to the trust at the issue price. The warrants are not eligible for conversion into equity shares during the initial period of 12 months from the date off issue/transfer to the employee. The warrants are eligible for conversion into equity shares in a period of 60 days in every financial year of the company during the exercise period which is 60 months from the date of issue of the warrant or such other time as specified in the scheme. The exercise date shall be informed to the warrant holder by the company in writing every financial year. On the expiry of the exercise period any warrant which has not been exercised shall lapse and cease to be valid for any purpose. This warrant is also being issued subject to the terms and conditions as laid down in the ESOP scheme by the company.

                                Second Schedule


                               Warrant Agreement

                                                                       Bangalore

                                                            Date:...............
To

  The Trustees,
  Infosys Technologies Limited Employees Welfare Trust,
  Bangalore


Sir

You have set apart.......... number of fully paid shares of Infosys Technologies
Limited through a 'Letter of right' issued to me by the Trust which entitles to me to get transferred ..........number equity shares of Rs.1O/-- each in the capital of Infosys Technologies Limited ("the company") on the terms set out in the Employees Stock Offer Plan (ESOP). During the exercise period the said shares shall be set apart and retained by the Trust on my behalf. I further undertake to perform and observe the terms and conditions subject to which the said warrants have been transferred to me. Those terms are as follows:

The "Letter of right" has been issued to me subject to the terms and conditions of the Employees Stock Offer Plan, which I have read and understood. I shall have the right to exercise my option for conversion of the right into shares during the exercise period. In case the option is not exercised by me during such period, I understand that the right would lapse, and the amount paid on the rights shall be forfeited by the Trust. In the event of my leaving the employment of the company during the period of lock-in due to resignation, dismissal or due to severance of employment on account of non-performance or otherwise, I will, on demand, transfer the right back to the Trust for the consideration paid for by me. In the event default in transferring the same, you may authorize any officer of the Trust, on my behalf, to sign a transfer of such right to you or your nominees and a transfer signed by him on my behalf shall be valid and effective .

                                                                           ....2

Upon exercising my option for getting the transfer of equity shares in my name as per the 'Letter of right', I am not to sell, mortgage, charge, or otherwise dispose of the said shares until after five years from the date of grant of the rights to me. And, if I do or attempt to do anything in contravention of this provision, or if within the said period I cease to be employed by the company for the reasons mentioned supra, the said shares are at once to revert to you, and I will on demand transfer the same to you or your nominees at a sum equal to the consideration hat I have paid for the shares. If I default in transferring the same, you may authorize any officer of the company on my behalf to sign a transfer of such shares to you or your nominees, and a transfer signed by him on my behalf shall be valid and effective.

During the said period stated above, the certificate or certificates relating to the said shares shall be lodged and retained by the Trust on my behalf.

Any notice to me or my legal/personal representative/s may be served by sending the same .through the post addressed to me at my address below mentioned, and any notice so served shall be deemed to have reached me or my legal/personal representative/s on the expire of 15 days after it is posted.

Yours faithfully,

Signature                                WITNESS:

Name                                     01

Emp. No.
                                         02
Address

                                  Schedule A

                                Letter of Right

                                ADVISORY BOARD

                          Employees Stock Offer Plan
                         Infosys Technologies Limited


D. N. KRISHNAMURTHY
CRAIRMAN


                                                          DATE:


Dear Mr.

We are pleased to inform you that you have been selected for the offer of "Letter of right" entitling you to get transferred shares of Infosys Technologies Ltd as per the Employees Stock Offer Plan (ESOP) of Infosys Technologies Limited.

You are requested to fill in the enclosed application form and send the same along with a payment of Re. l per equity share kept apart under the terms of
"Letter of right" amounting to Rs. ...(Rupees ........ only) in all, by crossed account payee cheque payable to Infosys Technologies Limited Employees Welfare Trust. Your acceptance along with the payment should reach the office of the Advisory Board within 15 days of the date of this letter if you are in India or within 30 days if you are abroad.

Your acceptance should be for the number of shares kept apart for you or for a lesser number. Any application for equity share kept apart under the terms of "Letter of right" in excess of that offered to you will be rejected. Please note that in case your application reaches the office of the Advisory Board later than the date mentioned above, it will be construed that you have declined the invitation to apply for the equity share kept apart under the terms of "Letter of right".

This invitation is being sent to you as per the terms of the ESOP scheme and shall be subject to the terms and conditions contained therein.

Best wishes and regards.
Yours faithfully,

N. Krishnamurthy

Chauman, Advisory Board

To

Mr.

Emp. No.

                                 APPLICATION FORM FOR ISSUE OF `LETTER OF RIGHT'
                                                               UNDER ESOP SCHEME

                                          ---------------------------------
The Advisory Board                         SUBMIT BEFORE December 15, 1997
                                          ---------------------------------
Employees Stock Offer Plan
INFOSYS TECHNOLOGIES LTD.                                    SERIAL NO.
Electronics City, Hosur Road
Bangalore - 561 229, India
--------------------------------------------------------------------------------

Dear Sirs,                                             Date_________________
               Sub: Your letter of invitation to apply for 'Letter of right' under the ESOP scheme dated ___________ 1997



I herewith apply for issue of `Letter of right' offered to me by the Advisory Board of the ESOP scheme. My application is subject to acceptance by the Advisory Board at its discretion and its decision on this matter including the total number of shares to be kept apart under the scheme utilising me to apply for the transfer shall be final and binding upon me.

     _____________________________________________________________________
           Number of                        Number of shares accepted
       shares kept apart    (in figures)                     (in words)
     _____________________________________________________________________
              100
     _____________________________________________________________________


     ___________________________________________________________________________
       Cheque/Demand Draft for Rs. ________________   Rupees ________________

       _________________________________________________  at Re. 1 per share

       bearing no. ___________________________    dated: ___________________

       drawn on:_________________  Bank ____________________________ branch.
     ___________________________________________________________________________

     ___________________________________________________________________________

       NAME OF APPLICANT  :

       EMPLOYEE NO.       :

       DESIGNATION        :

       PERMANENT ADDRESS  :_____________________________________________
     ___________________________________________________________________________

       Thanking you,
       Yours faithfully,



       Signature

     ___________________________________________________________________________
       SPECIMEN SIGNATURE               Name                  Signature

                            _________________________  ____________________

                                                       ____________________
     ___________________________________________________________________________

--------------------------------------------------------------------------------

ACKNOWLEDGMENT SLIP                                                   SERIAL NO.

                           INFOSYS TECHNOLOGIES LTD

Received from Mr. __________________an application for a `Letter of right' entitling him/her for ___ shares at a price of Re. 1 per share along with payment by Cheque/Demand Draft No. _________________ dated ____________ drawn on ____________________________________ for an amount aggregating
Rs._______________.

                                                            Receivers' Signature

                                  Schedule B


                              Letter of Indemnity

                                                                           Date:


Mr.
Emp. No.


Dear Mr.

As you are aware the Company has in place an Employee Stock Offer Plan (ESOP). The ESOP is being implemented through a Trust. Accordingly, you must have received from the Trust, `Letter of right' which would entitle you to apply for the transfer of shares of the Company at Rs. 100 per share. The Company/Trust has been advised that the setting apart the shares through the said `Letter of right' is not taxable in your hands. However, the Income-tax Department may not necessarily agree with the advice received by the Company/Trust, and in that event the Income-tax Department may attempt to assess the value of the right/shares in your hands. Consequently, the Company/Trust may also be exposed to penalties and other liabilities under the law.

In view of the uncertainty on the tax front, it is necessary for the Company /Trust to obtain from you an indemnity, indemnifying the Company/Trust against any loss which the Company/Trust may be put to or suffer, as a result of any adverse action by the Income-tax Department. We accordingly enclose a Letter of Indemnity whereby you agree to indemnify the Company/Trust against any loss which the Company/Trust may suffer for failure to deduct tax at source on the value of the shares.

Please return this Letter of Indemnity to us duly signed by you.

Thanking you,

Yours faithfully,



T.V.MOHANDAS PAI
SR. VICE PRESIDENT (FINANCE & ADMINISTRATION)


Encl : Letter of Indemnity

                                                                   Date:________


FROM


Emp. No..


TO
The Trustees,
Infosys Technologies Ltd Employees Welfare Trust,
Electronics City,
Hosur Road,
Bangalore - 561 229.


Dear Sirs,


                              LETTER OF INDEMNITY

In consideration of the Trustees agreeing to transfer/set apart shares to me without deducting any tax from the value of such right/shares, I hereby agree to indemnify the Company/Trust against any loss and liabilities which the Company/Trust may incur or suffer by reason of the Company/Trust not deducting tax at source on the value of such right/shares transferred to me, and as security for the indemnity, I hereby authorize the Company/Trust to sell all or any of the right/shares granted under the ESOP standing in my name and receive the sale proceeds and appropriate the same against any loss or liabilities which the Company/Trust may have suffered or incurred.


Thanking you,

Yours faithfully,



Witness   1.



          2.

                                  Schedule C

                            Warrant Exercise Notice

                                    Infosys
                         INFOSYS TECHNOLOGIES LIMITED
     REGISTERED OFFICE: Electronics City, Hosur Road, Bangalore - 561 229.



                                    FORM-W2
                               APPLICATION FORM

To                                                SERIAL NO. slno I
The Board of Directors
Infosys Technologies Limited
Electronics City, Hosur Road,
Bangalore - 561 229

Dear Sirs,

In terms of ITL Employees Stock Offer Plan Scheme, I hereby apply to you for conversion of Warrants into Equity Shares as specified below:-

----------------------------------------------------------------------------------------------------------------------------
         Year                      Number of warrants Transferred               Number of warrants opted to be converted
----------------------------------------------------------------------------------------------------------------------------
      1994-95                                M_1994
----------------------------------------------------------------------------------------------------------------------------
      1995-96                                M_1995
----------------------------------------------------------------------------------------------------------------------------
      1996-97                                M_1996
----------------------------------------------------------------------------------------------------------------------------
     Total:                                   Total __
----------------------------------------------------------------------------------------------------------------------------

The total amount payable on exercising the conversion of the warrants as shown below is remitted herewith.

I hereby agree to accept the conversion of ___________ Warrants into __________ Equity Shares, subject to the terms of the Memorandum and Articles of Association of the company.

I undertake that I will sign all such documents and do all such other acts if any, necessary on my part to enable me to be registered as the holders of equity shares which may be allotted to me.

I note that the Board of Directors reserves its full, unqualified and absolute right to accept or to reject my application in whole or in part and in either case without assigning any reason thereof.

I authorize you to place my name on the register of members of the company as the holders of equity shares that may be so allotted and to register my address as given below:

------------------------------------------------------------------------------------------------------------------------------------
  No of Warrants eligible  No. of Warrants opted for conversion   Amount paid @ Rs. 99 per warrant  Cheque/Demand Draft dated:
------------------------------------------------------------------------------------------------------------------------------------
 In Figures      in Words        In Figures          in Words          Rs.            Rs.         Instrument  Drawn on (Name of the
                                                                  (in Figures)     (in Words)        No.          Bank & Branch)
-----------------------------------------------------------------------------------------------------------------------------------
                    Words
  Total __
-----------------------------------------------------------------------------------------------------------------------------------
Applicant                         Name                                 Surname                                    Date:
-----------------------------------------------------------------------------------------------------------------------------------
Name in Full                      Emp_Name                                                                        Age:
-----------------------------------------------------------------------------------------------------------------------------------
Address

----------------------------------------------------------------------------------------------------------------------------------
Father's/Husband's Name in full
----------------------------------------------------------------------------------------------------------------------------------
                       Usual Signature                                                     Specimen Signature
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

     Tear here
 ................................................................................


                              ACKNOWLEDGMENT SLIP
                      (to be filled in by the Applicant)

                                         SERIAL NO. slno I

----------------------------------------------------------------------------------------------------------------------------------
Received from                                                                             Amount paid @ Rs. 99 per warrant
Mr./Mrs./Ms. Emp_Name                                  Date
----------------------------------------------------------------------------------------------------------------------------------
Address:                   Number of Warrants opted for Conversion                   In Figures               In Words
                       -----------------------------------------------------------------------------------------------------------
                        In Figures              In Words
                       --------------------------------------------------------

                       ----------------------------------------------------------------------------------------------------------
                        Cheque/Draft No.                                             Drawn on (Name of the Bank and Branch)
-------------------------------------------------------------------------------
Pin:                    Dated:
----------------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS

(A)  HOW TO APPLY

1. Application must be made on the printed application form provided by the Company and completed in FULL in BLOCK LETTERS in ENGLISH.

2. An applicant should submit only one application (and not more than one) for the total number of warrants applied for conversion into shares.

3. Signatures other than in English must be attested by a Magistrate or a Notary Public or a Special Executive Magistrate under his/her official seal.


(B)  MODE OF PAYMENT

1. Payment should be made by Cheque/Bank Draft only. Cheque or Bank Draft should be drawn on any bank (including a Co-operative Bank) which is situated at and is a member or sub-member of the Bankers' Clearing House located at Bangalore. Outstation Cheques on Banks located at other places will not be accepted and application accompanied by such Cheque or Bank Draft will be rejected.

2. Al Cheques/Drafts accompanying this application must be made payable to "Infosys Technologies Limited" and crossed "A/c Payee Only".

3. Applicant should mention the Application Serial No. on the reverse of the Cheque/Draft.

4. Application Form duly completed together with Cheque/Bank Draft for the amount payable on application must be delivered before August 14, 1997, to Mr. V. Viswanathan, Company Secretary, Infosys Technologies Limited, Electronics City, Hosur Road, Bangalore - 561 229, India.

5. No receipt will be issued for the application money. However, the Company will acknowledge receipt of the application money by stamping and returning the acknowledgment slip at the bottom of each Application Form.

6. Share Certificates will be issued in exchange of warrant certificates within three months from the date of allotment.


(C)  DISPOSAL OF APPLICATIONS

1. The Board of Directors reserves its full, unqualified and absolute right to accept or to reject any application in whole or in part and in either case without assigning any reason thereof.